Rule 497(e)
File Nos. 811-05817; 333-162251

VARIFUND
Flexible Premium Variable Deferred Annuity

Issued by Varifund Variable Annuity Account
of Great-West Life & Annuity Insurance Company

Supplement dated October 14, 2009 to the
Prospectus dated May 1, 2003

Effective September 23, 2009, the names of the following portfolios (the “Alger Portfolios”) available in the Prospectus have been changed:

Old Name		New Name
Alger American MidCap Growth Portfolio	to	Alger Mid Cap Growth Portfolio
Alger American LargeCap Growth Portfolio	to	Alger Large Cap Growth Portfolio
Alger American Capital Appreciation Portfolio Alger American SmallCap Growth Portfolio	to to	Alger Capital Appreciation Portfolio Alger Small Cap Growth Portfolio

Also effective September 23, 2009, Class O shares of the Alger Portfolios were re-classified as Class I-2 shares.

This Supplement must be accompanied by, or read in conjunction with the
Prospectus dated May 1, 2003.

Please keep this Supplement for future reference.